SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - April 26, 2004
                         -------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of December 31, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2004-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                    333-104580-03               52-2029487
------------------------        ---------------------    -----------------------
(State of Incorporation)        (Commission File No.)    (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3,
M-4, B-1 and B-2 Certificateholders with respect to the April 26, 2004 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  April 27, 2004

--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-1

                        Statement to Certificateholders

                                 April 26, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                        ENDING
              FACE          PRINCIPAL                                                 REALIZED DEFERRED     PRINCIPAL
CLASS        VALUE           BALANCE        PRINCIPAL      INTEREST       TOTAL        LOSES   INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------

AF1     205,000,000.00  195,576,867.69  9,878,718.09    215,530.88      10,094,248.97   0.00    0.00    185,698,149.60
AF2      91,000,000.00   91,000,000.00          0.00    188,109.08         188,109.08   0.00    0.00     91,000,000.00
AF3      82,000,000.00   82,000,000.00          0.00    208,652.94         208,652.94   0.00    0.00     82,000,000.00
AF4      55,500,000.00   55,500,000.00          0.00    191,638.16         191,638.16   0.00    0.00     55,500,000.00
AF5      30,350,000.00   30,350,000.00          0.00    129,217.47         129,217.47   0.00    0.00     30,350,000.00
AF6      30,000,000.00   30,000,000.00          0.00    105,106.33         105,106.33   0.00    0.00     30,000,000.00
AV1     124,300,000.00  121,547,691.77  3,624,200.10    150,152.26       3,774,352.36   0.00    0.00    117,923,491.67
AV2     124,350,000.00  120,364,980.20  2,097,173.62    148,691.21       2,245,864.83   0.00    0.00    118,267,806.58
M1       58,500,000.00   58,500,000.00          0.00    230,059.13         230,059.13   0.00    0.00     58,500,000.00
M2       49,500,000.00   49,500,000.00          0.00    210,956.28         210,956.28   0.00    0.00     49,500,000.00
M3       13,500,000.00   13,500,000.00          0.00     59,164.49          59,164.49   0.00    0.00     13,500,000.00
M4       13,500,000.00   13,500,000.00          0.00     60,851.69          60,851.69   0.00    0.00     13,500,000.00
B1       11,250,000.00   11,250,000.00          0.00     26,395.31          26,395.31   0.00    0.00     11,250,000.00
B2       11,250,000.00   11,250,000.00          0.00     33,394.07          33,394.07   0.00    0.00     11,250,000.00
R                 0.00            0.00          0.00          0.00               0.00   0.00    0.00              0.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS  900,000,000.00  883,839,539.66 15,600,091.81  1,957,919.30      17,558,011.11   0.00    0.00    868,239,447.85
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
X       900,000,000.00  889,023,485.88          0.00          5.64               5.64   0.00    0.00    876,518,588.66
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------

AF1     294751DM1     954.03350093   48.18886873    1.05137015   49.24023888    905.84463220   AF1     1.240000 %
AF2     294751DN9   1,000.00000000    0.00000000    2.06713275    2.06713275  1,000.00000000   AF2     2.481000 %
AF3     294751DP4   1,000.00000000    0.00000000    2.54454805    2.54454805  1,000.00000000   AF3     3.054000 %
AF4     294751DQ2   1,000.00000000    0.00000000    3.45293982    3.45293982  1,000.00000000   AF4     4.145000 %
AF5     294751DR0   1,000.00000000    0.00000000    4.25757727    4.25757727  1,000.00000000   AF5     5.110000 %
AF6     294751DS8   1,000.00000000    0.00000000    3.50354433    3.50354433  1,000.00000000   AF6     4.205000 %
AV1     294751DT6     977.85753636   29.15687932    1.20798278   30.36486211    948.70065704   AV1     1.390000 %
AV2     294751DU3     967.95319823   16.86508741    1.19574757   18.06083498    951.08811082   AV2     1.390000 %
M1      294751DV1   1,000.00000000    0.00000000    3.93263470    3.93263470  1,000.00000000   M1      4.720000 %
M2      294751DW9   1,000.00000000    0.00000000    4.26174303    4.26174303  1,000.00000000   M2      5.115000 %
M3      294751DX7   1,000.00000000    0.00000000    4.38255481    4.38255481  1,000.00000000   M3      5.260000 %
M4      294751DY5   1,000.00000000    0.00000000    4.50753259    4.50753259  1,000.00000000   M4      5.410000 %
B1      294751DZ2   1,000.00000000    0.00000000    2.34624978    2.34624978  1,000.00000000   B1      2.640000 %
B2      294751EA6   1,000.00000000    0.00000000    2.96836178    2.96836178  1,000.00000000   B2      3.340000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS                982.04393296   17.33343534    2.17546589   19.50890123    964.71049761
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A     987.80387320    0.00000000    0.00000627    0.00000627    973.90954296   X       0.000008 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                            4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4484 / Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
--------------------------------------------------------------------------------

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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                                                                     Page 2 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                 April 26, 2004
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Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           645,050.54
                                Group I Curtailments                   26,724.66
                                Group I Prepayments                 6,829,785.93
                                Group I Repurchases                         0.00
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal         98,803.90
                                Group II-A Curtailments                 3,014.83
                                Group II-A Prepayments              2,788,820.44
                                Group II-A Repurchases                      0.00
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal        100,619.18
                                Group II-B Curtailments                 4,282.06
                                Group II-B Prepayments              1,489,897.87
                                Group II-B Repurchases                      0.00
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 3,095,194.60

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          215,530.88
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          188,109.08
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          208,652.94
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4          191,638.16
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5          129,217.47
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AF-6          105,106.33
                                Unpaid Interest - AF-6                      0.00
                                Remaining Unpaid Interest - AF-6            0.00

                                Interest Distribution - AV-1          150,152.26

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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                                                                     Page 3 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                 April 26, 2004
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                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - AV-2          148,691.21
                                Unpaid Interest - AV-2                      0.00
                                Remaining Unpaid Interest - AV-2            0.00

                                Interest Distribution - M-1           230,059.13
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           210,956.28
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - M-3            59,164.49
                                Unpaid Interest - M-3                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - M-4            60,851.69
                                Unpaid Interest - M-4                       0.00
                                Remaining Unpaid Interest - M-4             0.00

                                Interest Distribution - B-1            26,395.31
                                Unpaid Interest - B-1                       0.00
                                Remaining Unpaid Interest - B-1             0.00

                                Interest Distribution - B-2            33,394.07
                                Unpaid Interest - B-2                       0.00
                                Remaining Unpaid Interest - B-2             0.00

                        Interest Reductions
                                Net Prepayment Interest Shortfalls          0.00
                                Relief Act Reductions                     381.85

                                Class AF-1 Interest Reduction              38.29
                                Class AF-2 Interest Reduction              33.42
                                Class AF-3 Interest Reduction              37.06
                                Class AF-5 Interest Reduction              22.95
                                Class AF-4 Interest Reduction              68.09
                                Class AF-6 Interest Reduction              18.67
                                Class AV-1 Interest Reduction              26.67
                                Class AV-2 Interest Reduction              26.41
                                Class M-1 Interest Reduction               40.87
                                Class M-2 Interest Reduction               37.47
                                Class M-3 Interest Reduction               10.51
                                Class M-4 Interest Reduction               10.81
                                Class B-1 Interest Reduction                4.69
                                Class B-2 Interest Reduction                5.93

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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                                                                     Page 4 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                 April 26, 2004
--------------------------------------------------------------------------------
Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AF-6 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class AV-2 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class M-4 Available Funds Shortfall         0.00
                                Class B-1 Available Funds Shortfall         0.00
                                Class B-2 Available Funds Shortfall         0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    644,541,648.67
                                Group I Ending Pool Balance       637,040,087.54
                                Group II-A Beginning Pool Balance 122,414,490.50
                                Group II-A Ending Pool Balance    119,523,851.33
                                Group II-B Beginning Pool Balance 121,549,448.90
                                Group II-B Ending Pool Balance    119,954,649.79
                                Total Beginning Pool Balance      888,505,588.07
                                Total Ending Pool Balance         876,518,588.66

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 268,559.02
                                Group II-A Servicing Fee               51,006.04
                                Group II-B Servicing Fee               50,645.60

Sec. 4.03(a)(viii)      Delinquency Advances

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                  Outstanding                               0.00

                                Group II-A Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group II-A Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00
                                Group II-A Aggregate Amount of Advances
                                  Outstanding                               0.00

                                Group II-B Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of Advances
                                  Outstanding                               0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                 April 26, 2004
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Section 4.03(a)(ix)     A Group I,Group II-A, and Group II-B
                          Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      314     41,678,260.11           6.54 %
                        31-60 days       24      2,765,481.16           0.43 %
                        61-90 days        7        945,054.64           0.15 %
                         91+days          0              0.00           0.00 %
                          Total         345     45,388,795.91           7.12 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       51       6,927,252.49          5.80 %
                        31-60 days        7         681,956.54          0.57 %
                        61-90 days        1         202,361.35          0.17 %
                          91+days         0               0.00          0.00 %
                          Total          59       7,811,570.38          6.54 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       41       4,659,521.53          3.88 %
                        31-60 days        6         789,591.46          0.66 %
                        61-90 days        2         406,101.62          0.34 %
                          91+days         0               0.00          0.00 %
                          Total          49       5,855,214.61          4.88 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          4               743,283.53                  0.12 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          1                140,000.00                 0.12 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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                                                                     Page 6 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                 April 26, 2004
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                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,476,400.67
                                Group II-A Three Largest Loans        976,348.43
                                Group II-B Three Largest Loans      1,404,937.70

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-2 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class B-1 Net WAC Cap Carryover Amounts Due 0.00 Class B-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class B-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class B-2 Net WAC Cap Carryover Amounts Due 0.00 Class B-2 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class B-2 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance of
                                  Balloon Loans                             0.00
                                Group II-A Aggregate Principal Balance of
                                  Balloon Loans                             0.00
                                Group II-B Aggregate Principal Balance of
                                  Balloon Loans                             0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                 April 26, 2004
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                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00
                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund
                                  For Distribution                          0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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                                                                     Page 8 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                 April 26, 2004
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Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 7.39 % Group II-A Weighted Average Mortgage Rate 7.29 % Group II-B Weighted Average Mortgage Rate 7.16 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 330.00 Group II-A Weighted Average Remaining
                                  Term                                    356.00
                                Group II-B Weighted Average Remaining
                                  Term                                    356.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
(xxii),(xxiii)
                                Overcollateralization Amount        8,279,140.82
                                Overcollateralization Target
                                  Amount                           39,150,000.00
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                           30,870,859.18

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                  of the Original Pool Balance            0.00 %
                                Senior Enhancement Percentage            17.97 %
                                Senior Specified Enhancement Percentage  43.70 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage of
                                  the current Pool Balance                0.28 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under Yield
                          Maintenance Agreement                             0.00

Sec. 4.03 (a)(xxvii)    Pre-Funded Amount                                   0.00

Sec. 4.03 (a)(xxvii)    Unutilized Funding Amount Distributed               0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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